Financial Investors Trust

ALPS/GNI Long-Short Fund

SUPPLEMENT DATED DECEMBER 14, 2010 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 30, 2010

On December 14, 2010, the Board of Trustees of the Financial Investors Trust authorized an orderly liquidation of the ALPS/GNI Long-Short Fund (the “Fund”).

Effective December 14, 2010, the Fund was closed to new investors in preparation for the liquidation.

The effective date of the Fund’s liquidation shall be on or before December 31, 2010 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust.